                    UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC   20549



                                         FORM 8-K


                    Current Report Pursuant to Section 13 or 15(d) of the

                              Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):  July 10, 1998


                                     ZITEL CORPORATION
                     (Exact name of Registrant as specified in charter)


        California                        0-12194                 94-2566313
(State or other jurisdiction            (Commission              (I.R.S. Employer
     of incorporation)                  File Number)            Identification No.)

                  47211 Bayside Parkway
                  Fremont, California                      94538-6517
                (Address of principal executive offices)   (Zip Code)


                Company's telephone number, including area code:  (510) 440-9600



                                            N/A
                (Former name or former address if changed since last report.)

ITEM 5.  OTHER EVENTS

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 128. This Statement requires the presentation of basic and diluted net income per share. Basic net income per common share is computed using the weighted average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Dilutive common equivalent shares consist of stock options. The Company has restated all prior period per share data presented as required by SFAS No.
128. Restated numbers as computed using the diluted method under SFAS No. 128 approximate those computed using the primary method as defined n Accounting Principals Board Opinion No. 15.

Share and per share data presented reflect the two-for-one stock split, which was effective November 27, 1996.

The following table presents the restated annual EPS (in thousands, except per share amounts):


                                                   1997            1996           1995
                                                                (unaudited)
                                               ------------------------------------------


        Numerator - Basic and Diluted EPS
         Net income (loss)                         $(17,501)       $ 4,049        $ 8,526
                                                   ========        =======        =======
       Denominator - Basic EPS
         Common stock outstanding                    15,222         14,726         14,157
                                                   --------        -------        -------
                                                     15,222         14,726         14,157
                                                   --------        -------        -------
       Basic income (loss) per share               $  (1.15)       $  0.27        $  0.60
                                                   ========        =======        =======

       Denominator - Diluted EPS
         Denominator - Basic EPS                     15,222         14,726         14,157
         Effect of Dilutive Securities:
           Common stock options                           0            900          1,009
                                                   --------        -------        -------
                                                     15,222         15,626         15,166
                                                   --------        -------        -------
      Diluted income (loss) per share              $  (1.15)       $  0.26        $  0.56
                                                   ========        =======        =======


The following table summarizes quarterly data for the first and second quarters of fiscal 1998 and for fiscal years 1997 and 1996
(in thousands, except per share amounts):


                                     Mar 31,  Dec 31,  Sep 30,  Jun 30,  Mar 31,  Dec 31,  Sep 30,  Jun 30,  Mar 31,  Dec 31,
                                      1998     1997     1997     1997     1997    1996     1996     1996     1996     1995
                                                                       (unaudited)
                                    -----------------------------------------------------------------------------------------
Numerator - Basic and Diluted EPS
  Net income (loss)                  $(5,490) $(4,496) $(7,046) $(7,973) $(1,914) $  (567) $   276  $ 1,146  $   984  $ 1,643
                                     =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

Denominator - Basic EPS
  Common stock outstanding            16,646   15,704   15,439   15,280   15,234   14,953   14,855   14,796   14,675   14,572
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                      16,646   15,704   15,439   15,280   15,234   14,953   14,855   14,796   14,675   14,572
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Basic income (loss) per share        $ (0.33) $ (0.29) $ (0.46) $ (0.52) $ (0.13) $ (0.04) $  0.02  $  0.08  $  0.07  $  0.11
                                     =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

Denominator- Diluted EPS
  Denominator - Basic EPS             16,646   15,704   15,439   15,280   15,234   14,953   14,855   14,796   14,675   14,572
  Effect of Dilutive Securities:
    Common stock options                   0        0        0        0        0        0      855      986      887      872
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                      16,646   15,704   15,439   15,280   15,234   14,953   15,710   15,782   15,562   15,444
                                     -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Diluted income (loss) per share      $ (0.33) $ (0.29) $ (0.46) $ (0.52) $ (0.13) $ (0.04) $  0.02  $  0.07  $  0.06  $  0.11
                                     =======  =======  =======  =======  =======  =======  =======  =======  =======  =======


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ZITEL CORPORATION



Dated:  July 10, 1998            Jack H. King
                                 Jack H. King
                                 President and Chief Executive
                                 Officer






























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